UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2005


                               FNB CORPORATION
            (Exact name of registrant as specified in its charter)


   Virginia
(State or other              000-24141                 54-1791618
 jurisdiction of            (Commission             (I.R.S. Employer
 incorporation)              File Number)            Identification No.)


                               105 Arbor Drive
                         Christiansburg, Virginia 24073
          (Address of principal executive offices including zip code)

                                540-382-4951
             (Registrant's telephone number, including area code)

                                    N/A
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.     Results of Operations and Financial Condition.

     On July 28, 2005, FNB Corporation issued a press release commenting on second quarter 2005 performance and announcing the appointment of David W. DeHart as President and Chief Executive Officer of affiliate First National Bank. The press release also announced approval by the Board of Directors of a third quarter 2005 cash dividend increase and a new share repurchase program. A copy of the press release is attached as Exhibit 99.1.

     The information in this Item 2.02 of Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 8.01.     Other Events.

     On July 28, 2005, FNB Corporation issued a press release announcing that its Board of Directors has authorized a new share repurchase program to repurchase up to 400,000 shares of its outstanding common stock. The repurchase plan will be operated in compliance with the safe harbor provided by Rule 10b-18 of the Securities Exchange Act of 1934.

     FNB Corporation announced in the same press release that David W. DeHart was appointed President and Chief Executive Officer of affiliate First National Bank, headquartered in Christiansburg, Virginia. Effective August 1, 2005, DeHart will succeed First National Bank's Interim President and CEO,
R. Bruce Munro, who will work with DeHart through a transition period before proceeding with plans to retire.

     A copy of the press release is attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.
     Exhibit

     99.1     FNB Corporation press release dated July 28, 2005
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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FNB CORPORATION
                                                     Registrant


                                                  /s/Christine L. Lewis
                                                  Christine L. Lewis
                                                  AVP/Corporate Secretary

Date: July 28, 2005

                                EXHIBIT INDEX


Exhibit

99.1     FNB Corporation press release dated July 28, 2005